UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported): August 19, 2010

GREEN EQUITY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada

001-52396

20-2889663

(State or  other  jurisdiction

Commission

(IRS Employer

of incorporation)

file number

Identification  No.)

1015 W. Newport Center Drive; Suite 105

Deerfield Beach, FL   33442

Registrant’s telephone number, including area code:  (954) 573-1709

(Former name or  former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation  of the registrant under any of the following provisions (see General Instruction  A.2. below):

☐ Written  communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-

2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-

4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 14, 2010, holder  of the majority of the voting power  of the outstanding stock of CX2 Technologies, Inc

(the “Company”) voted in favor  of changing the Company’s  name to “Green Equity Holdings, Inc” (the “Name

Change”).  The Name Change has been in effect on  or about  August 16, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Equity Holdings, Inc.

Date: August 19, 2010

By:/s/ Raimundo Dias

Raimundo Dias

President, Chief Executive Officer  and

Chairman